First Security Benefit Life Insurance and Annuity Company of New York

Asset Reallocation/Dollar Cost Averaging
Attn: Annuity Administration - AdvanceDesigns®
Please type or print in black ink. Questions? Call our Customer Service Center at 1-800-888-2461 ext. 3339.

1. General Account Information

Contract Number

Name of Annuitant/Participant
(First)	(MI)	(Last)

Address

City
—

State	Zip Code

Tax I.D. Number/Social Security Number

—	—

Phone Number (for confidential calls between 8:00am and 6:00pm CST)

E-Mail Address

|   |   Single    |   |   Married (please check one)

2. Asset Reallocation

Use this option to automatically transfer funds to maintain a particular percent allocation among your investment options.

/	/

Effective Date

If no date is indicated, or the date indicated is prior to the date of receipt, the Asset Reallocation will occur on the date of receipt.

| |	Please allocate future contributions according to the investment percentages marked at the right. If this box is not marked, no change in future allocations will occur.
Please make transfers:	| | Monthly | | Quarterly | | Semiannually | | Annually

Enter your investment choice(s):

________%    Dreyfus IP Technology Growth
________%    INVESCO VIF Health Sciences
________%    AIM V.I. Real Estate
________%    Rydex VT Sector Rotation
________%    AIM V.I. International Growth
________%    Dreyfus VIF Intl Value
________%    SBL Global
________%    Evolution VP Managed Equity
________%    SBL Small Cap Growth
________%    Oppenheimer Main St. Small Cap
________%    SBL Small Cap Value
________%    SBL Mid Cap Growth
________%    AIM V.I. Mid Cap Core Equity
________%    SBL Mid Cap Value
________%    SBL High Yield
________%    SBL Select 25
________%    American Century VP Ultra
________% SBL Large Cap Growth	________% SBL Social Awareness
________%    SBL Enhanced Index
________%    SBL Equity
________%    SBL Alpha Opportunity
________%    SBL Main St. Growth & Income
________%    SBL Large Cap Value
________%    AIM V.I. Basic Value
________%    American Century VP Value
________%    PIMCO VIT All Asset
________%    SBL Equity Income
________%    SBL Managed Asset Allocation
________%    Evolution VP Managed Bond
________%    PIMCO VIT Real Return
________%    SBL Diversified Income
________%    PIMCO VIT Low Duration
________%    SBL Money Market
________% Fixed Account
Must Total 100%

3. Dollar Cost Averaging (DCA)

From: (choose only one)	To: (must be %)
________%    Dreyfus IP Technology Growth
________%    INVESCO VIF Health Sciences
________%    AIM V.I. Real Estate
________%    Rydex VT Sector Rotation
________%    AIM V.I. International Growth
________%    Dreyfus VIF Intl Value
________%    SBL Global
________%    Evolution VP Managed Equity
________%    SBL Small Cap Growth
________%    Oppenheimer Main St. Small Cap
________%    SBL Small Cap Value
________%    SBL Mid Cap Growth
________%    AIM V.I. Mid Cap Core Equity
________%    SBL Mid Cap Value
________%    SBL High Yield
________%    SBL Select 25
________%    American Century VP Ultra
________%    SBL Large Cap Growth
________%    SBL Social Awareness
________%    SBL Enhanced Index
________%    SBL Equity
________%    SBL Alpha Opportunity
________%    SBL Main St. Growth & Income
________%    SBL Large Cap Value
________%    AIM V.I. Basic Value
________%    American Century VP Value
________%    PIMCO VIT All Asset
________%    SBL Equity Income
________%    SBL Managed Asset Allocation
________%    Evolution VP Managed Bond
________%    PIMCO VIT Real Return
________%    SBL Diversified Income
________%    PIMCO VIT Low Duration
________%    SBL Money Market
________% Fixed Account	________% Dreyfus IP Technology Growth
________%    INVESCO VIF Health Sciences
________%    AIM V.I. Real Estate
________%    Rydex VT Sector Rotation
________%    AIM V.I. International Growth
________%    Dreyfus VIF Intl Value
________%    SBL Global
________%    Evolution VP Managed Equity
________%    SBL Small Cap Growth
________%    Oppenheimer Main St. Small Cap
________%    SBL Small Cap Value
________%    SBL Mid Cap Growth
________%    AIM V.I. Mid Cap Core Equity
________%    SBL Mid Cap Value
________%    SBL High Yield
________%    SBL Select 25
________%    American Century VP Ultra
________%    SBL Large Cap Growth
________%    SBL Social Awareness
________%    SBL Enhanced Index
________%    SBL Equity
________%    SBL Alpha Opportunity
________%    SBL Main St. Growth & Income
________%    SBL Large Cap Value
________%    AIM V.I. Basic Value
________%    American Century VP Value
________%    PIMCO VIT All Asset
________%    SBL Equity Income
________%    SBL Managed Asset Allocation
________%    Evolution VP Managed Bond
________%    PIMCO VIT Real Return
________%    SBL Diversified Income
________%    PIMCO VIT Low Duration
________%    SBL Money Market
________% Fixed Account
Must Total 100%	Must Total 100%

Use this option to periodically direct Contract value from one investment option to one or more other options.

Please establish the transfer under the following option:
(Check only one)

A.	| |	$____ , ____ ____ ____ per transfer over ____ ____ mos./yrs.
B.	| |	Fixed Period ____ ____ mos./yrs.
C.	| |	Only Interest/Earnings over ____ ____ mos./yrs. (Earnings will accrue for one time period - i.e. monthly or quarterly - from the effective date before the first transfer occurs.)

Please make transfers:	| | Monthly | | Semiannually	| | Quarterly | | Annually

/	/

Effective Date

If no date is indicated, or the date indicated is prior to the date of receipt, the Automatic Dollar Cost Averaging will occur on the date of receipt.

Transfer Options (please choose one):
|   |   Dollars
|   |   Percent
|   |   Earnings Only

4. Signatures

I have read, understand, and authorize the changes requested on this form.

X

Signature of Annuitant/Participant	Date

X

Signature of Contractowner (if different than Annuitant)	Date

X

Signature of Joint Owner (if applicable)	Date

Mail to:	First Security Benefit Life Insurance and Annuity Company of New York P.O. Box 750497 Topeka, KS 66675-0497

FSB235 Supp (5-04)